UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund

ANNUAL REPORT	OCTOBER 31, 2020

Investment Adviser:

PineBridge Investments LLC

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-877-225-4164.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-225-4164. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all PineBridge Investments LLC Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-225-4164; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020 (UNAUDITED)

SHAREHOLDERS’ LETTER

We are pleased to offer you the 2020 report for the PineBridge Dynamic Asset Allocation Fund (the “Fund”) for the year-to-date period ending October 31, 2020. Enclosed we provide a discussion as to how the Fund was managed and our market outlook going forward during the period.

As of October 2020, on a rolling 1 year basis, the Fund returned 4.24% on a gross basis underperforming the Consumer Price Index (CPI+5%), which measured at 6.68%. We note however that the Fund seeks a total return objective of CPI+5% over rolling five-year periods, while dynamically managing risk to the 60/40 MSCI ACWI/Bloomberg Barclays Global Treasury over full market cycles.

In November 2019 Risk assets benefitted from a reduction of trade tensions and signs of green shoots in global economic activity so far in the fourth quarter. Global equities rose 2.7% as the US and China reported that trade negotiators were inching closer to a phase one trade deal. Yields on 10-year US Treasuries increased for the fourth month in a row. Global equities continued to rally during November, bolstered by growing optimism around a US-China trade deal. For November 2019, on a total return basis, the top contributors to fund performance were the productivity basket, US cyclicals, and US financial equity, while the bottom contributors were the Japanese yen, the euro, and the Brazilian real.

During December, global equities continued to rally, up by 2.6%. US equities outperformed their peers with an increase of 2.9% in 2019. Emerging markets had a stellar December increase. Chinese equities, supported by a reduction in trade tensions and a more stable growth trajectory, rose nearly 8% in December alone. The fund outperformed (gross and net of fees) both 60/40 MSCI ACWI/Bloomberg Barclays Global Treasury risk objective, and the CPI+5% objective during December 2019. On a total return basis, the top contributors to fund performance were the euro, US cyclicals, and South Korean equity, while the key detractor was global government bonds. The euro outperformed the US dollar during the month and contributed to performance as year-end flows pressured the dollar.

The Fund’s performance during the January to March 2020 was negatively impacted by the exogenous shock caused by the West’s shutting down. Unlike the natural ending of the cycle in 2008, here we were not in a position to predict the policy reaction to the virus which was most consequential to the economy and asset prices. While we did reverse course over the quarter, we were coming from a risked-up position. The exogenous shock hit markets very quickly and it was difficult to side step the selloff in time; given our fundamental process and our intermediate time horizon, we do tend to be more meaningful and deliberate in our moves while the market was moving faster than it had ever. As a result, performance was clearly hurt at the initial stages of the sell off. Primary detractors were our allocations to

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020 (UNAUDITED)

US Cyclicals, US Financial Equity, and European Small Cap Equity. The spread of the coronavirus and the subsequent sharp downgrade of growth expectations hurt risk assets in Q1 2020, with many equity indices suffering their worst quarter since the global financial crisis. Through the end of the quarter we cut our equity exposure and added to cash and gold.

The Fund’s performance during March to June 2020 included a sharp bounce back ending the quarter positive, primarily driven by its allocations to US Cyclicals, Productivity basket, and US Investment grade Credit and CLOs. Improving economic data, continued policy support, and more signs of economies easing lockdown measures supported risk assets in Q2. Both developed market and emerging market equities rallied. US Cyclicals were a top contributor in Q2 whereas most over-valuation continues to be centered on defensives where markets were pricing in a recession heading into 2020. We shifted gears in May as the policy response surprised on the upside and anticipated a recovery in asset prices. While the initial market rally we believe was led by central bank liquidity, we see a movement towards less expensive securities with more recovery potential to their earnings as prospects for growth improve. US equity markets had a good run year through Q2, yet there were some pockets within US equities that still offer good value like US Cyclicals and US Industrials. Within fixed income, we continued to favor Credit assets as a high risk-adjusted return beneficiary of the recovery ahead. While credit spreads have tightened as the Federal Reserve followed through on its promised purchases of credit assets, we saw opportunity within EM for further spread narrowing. Valuations looked attractive for some as market participants are pricing in a worse than expected outcome. We think there is value in select countries where the market is pricing in a downgrade which we believe is stretched. Within liquid alternatives, while we continued to see it as the asset of last resort, we took profits from gold along with our RDS move towards a more bullish stance this month.

The Fund’s performance during July to September 2020 was strong once again as we leaned into risk. The fund’s performance was driven by its allocations to US Cyclicals, EUR, and European Small Cap Equity. Risk assets continued to rally in Q3, supported by accommodative policy and improving macroeconomic data. Markets surged forward in July and August as businesses globally started to re-open, albeit spikes in cases in some pockets, largely in Europe and the United States. The increased focus on the election had somewhat changed the dynamics in September as a blue wave became more likely. Over the intermediate term we saw a fiscal package as either a now or larger later question rather than a whether question. The first two months of the quarter US Cyclicals performed exceptionally well. We continued to see their forward-looking fundamentals improving the most over the next 9-18 months. The Euro rose 4.3% against the US dollar to the 1.17 level But in September a resurgence of Covid cases in Europe and fears of a lockdown led to a

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020 (UNAUDITED)

partial reversal. In August, we decided that after a phenomenal retracing of spreads US IG there was little room in the space for further tightening. In credit, ‘non-backstopped’ markets like Asia USD IG and EM Sovereign HC looked more attractive. We started Q3 at a modestly bullish RDS of 2.75, but we raised our risk Dial score again in August from 2.75 to 2.5 as we saw we were in the early stages of a multi-year expansion that will be rewarding for most risk assets, at the expense of most safety assets. We recognized that the recovery will be a bumpy road ahead, but that is normal in the early stages of a recovery. Our view was that cash flow growth will be upward sloping, even if the level of steepness is debatable. The likelihood for monetary excess to at least sustain if not improve capitalization rates is beyond debate. This provides a firm foundation for the recovery. In addition, policy support would remain firmly in place.

In early cycles growth broadening within our existing asset classes tends to be a hallmark characteristic. We are positioned in both secular growth winners and cyclical allocations that we believe will benefit from a broadening of the equity rally especially when the global economy becomes less policy-dependent come spring. In this vein, we began pivoting our exposures towards the laggards in Europe such as Spain and France and Smaller companies which stand to benefit most from a firming global growth. Credit continued to be a high conviction for us for most of Q3 although most of credit is now trading closer to fair value in our view.

In October, the Fund’s performance pulled back some primarily driven by uncertainty around the election. Equities sold-off in October as the new daily cases of COVID-19 increased in the US and Europe. Developed market equities decreased in October, led by a 7.4% loss in the Euro Stoxx 50 index. Yields on 10-year US government bonds increased by nearly 19 basis points (bps) in October to 0.87% - the highest level since June, as the supply of government bonds from the Treasury outstrips buying from the Federal Reserve. Yields on the shorter-dated two-year government bond increased at a much more muted pace. The US dollar DXY currency index rose 0.2% amidst the broader risk-asset sell-off in the developed world. The fund outperformed (gross and net of fees) the 60/40 risk budget: 60/40 MSCI ACWI/Bloomberg Barclays Global Treasury during October and underperformed (gross and net of fees) the CPI+5% over rolling 5 year periods and during October. On a total return basis, the top contributors to fund performance were the JPY, the energy evolution basket, and the KRW, while the largest detractors were European small cap equity, US cyclicals, and the productivity basket.

The KRW strengthened quite significantly in October. The strength of the CNY and better data out of the Asia region has helped propel the moves. Our energy evolution basket, now with the sole focus on new energy, continues to have attractive structural drivers, particularly in the face of normalizing traditional energy prices. It

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020 (UNAUDITED)

also has a heavy tilt towards Europe. The team sees promising prospects due to furlough schemes that have been less damaging to employment, a central bank balance sheet that from here will outgrow the Federal Reserve’s, and the recent approval of the €750 billion “Next Generation EU” recovery fund, which sets a crucial precedent toward fiscal union. The JPY strengthened due to uncertainty from the US election, rising COVID-19 cases worldwide, and the changing rhetoric on additional US stimulus.

Overall, our Capital Market Line remains constructively sloped, reminding us that we are paid to take risk. The improvement in fundamentals that we expect from the second quarter of 2021 onward should act as a catalyst to support risk asset outperformance relative to capital conservation. We have therefore shifted our Risk Dial Score (RDS) to 2.30 from 2.50 and look to take advantage of market jitters heading into the dark winter to add risk.

Equities remain the most attractive asset class on our CML and our highest conviction over the intermediate term, owing to ongoing improvement in fundamentals. Within equities, we continue to favor cyclical exposures with the potential to experience the biggest delta in cash flows. This includes markets such as US industrials and financials as well as European equity markets, such as France and Spain, that have lagged the rally until recently and will be significant beneficiaries of the re-openings ahead. This is not to say that secular growth, like productivity-enhancing technology and new energy, isn’t attractive as well. Instead of getting caught up in the growth-versus-value debate, we are avoiding defensive equities in both. True secular growth and recovery cyclicals are both attractive.

We are also evaluating a range of emerging market (EM) exposures that fit our criteria for attractive valuations and high economic sensitivity.

Credit markets remain well-behaved due to central bank interventions and stable credit fundamentals. Spreads are fair to tight in investment grade, making high yield more attractive and more likely to benefit from the recovery ahead. EM credit is most attractive, as it offers both wide spreads and positive real yields, a combination that is no longer available in developed markets.

We appreciate your investment into the PineBridge Dynamic Asset Allocation Fund and look forward to continuing to servicing your investment needs in the year ahead.

Warm Regards,

Michael Kelly

* Productivity Basket is constituted from a blended allocation to stocks of companies that provide productivity-enhancing technologies towards growing capital expenditure intentions globally.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020 (UNAUDITED)

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

You cannot invest directly in an index.

Definition of Comparative Index And Other Investment Terms

Financial Times Stock Exchange (FTSE) World Government Bond Index (WGBI) is a market capitalization weighted index that is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI comprises sovereign debt from over 20 countries.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) includes large, mid-, small-, and micro-cap segments for all developed markets countries in the index together with large-, mid-, and small-cap segments for the emerging markets countries. The Bloomberg Barclays Global Treasury Total Return Index tracks fixed-rate local currency government debt of investment grade countries, including both developed and emerging markets you cannot invest directly in an index.

Bloomberg Barclays Global Treasury Total Return Index includes investment-grade, local-currency denominated sovereign debt. All issues in the index are also part of the Global Aggregate Index and must be fixed-rate, non-convertible debt, and have at least a year-to maturity.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020 (UNAUDITED)

Comparison of Change in the Value of a $1,000,000 Investment in the PineBridge Dynamic Asset Allocation Fund, Institutional Shares, versus a blended benchmark of 60% MSCI ACWI and 40% Bloomberg Barclays Global Treasury Total Return Index Hybrid, and a blended benchmark of 60% MSCI ACWI and 40% FTSE World Government Bond Index Hybrid.

	TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	3.46%	1.77%	4.89%
Investor Servicing Shares**	3.34%	1.62%	4.82%
60% MSCI ACWI/40% Bloomberg Barclays Global Treasury Total Return Index Hybrid	5.71%	5.41%	7.80%
60% MSCI ACWI/40% FTSE World Government Bond Index Hybrid	5.93%	5.47%	7.88%

* The PineBridge Dynamic Asset Allocation Fund, Institutional Shares and Investor Servicing Shares, commenced operations on March 2, 2016.

**The graph is based on only Institutional Shares; performance for Investor Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS † (unaudited)

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 59.4%

	Shares	Value

Austria — 0.2%
BAWAG Group *	4,972	$182,300
Immobilien Anlagen	3,305	91,024
Wienerberger	5,835	147,450

		420,774

Belgium — 0.2%
Ackermans & van Haaren	989	121,858
Cofinimmo	810	110,061
Euronav	11,336	83,261
Melexis	386	29,320
Warehouses De Pauw CVA	4,666	156,033

		500,533

Brazil — 0.0%
Banco Santander Brasil	16,600	92,287

Canada — 0.1%
Alimentation Couche-Tard, Cl B	2,460	75,759
B2Gold	1,625	10,453
Centerra Gold	5,790	50,586

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Canada — continued
Torex Gold Resources *	1,157	$15,597

		152,395

Chile — 0.2%
Enel Americas	533,817	70,826
Enel Chile ADR	108,205	360,322

		431,148

China — 0.1%
Alibaba Group Holding ADR *	339	103,290
Autohome ADR	717	68,510
Baidu ADR *	206	27,408
NetEase ADR	165	14,320

		213,528

Denmark — 1.3%
ALK-Abello	234	78,288
Bavarian Nordic *	3,068	81,514
ISS	7,877	101,427
Jyske Bank	7,174	213,875
Netcompany Group *	1,745	145,168
Orsted	4,080	647,713
Ringkjoebing Landbobank	2,945	224,152
ROCKWOOL International, Cl B	400	155,890
Royal Unibrew	1,655	161,418
SimCorp	1,671	198,958
Topdanmark	1,760	68,792
Vestas Wind Systems	4,270	728,675

		2,805,870

Finland — 0.6%
Fortum	23,460	441,675
Huhtamaki	3,938	192,118
Kesko, Cl B	5,332	137,065
Konecranes, Cl A	5,061	159,162
Metso Outotec	14,490	102,111
Nokian Renkaat	5,505	169,550
Valmet	4,124	98,371

		1,300,052

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

France — 1.0%
Alten	1,932	$154,702
Atos	620	42,472
BioMerieux	48	7,146
Capgemini	1,029	119,027
Cie Plastic Omnium	4,300	97,934
Dassault Aviation	60	50,376
Dassault Systemes	165	28,188
Elis	14,192	155,618
Engie	34,990	423,821
Eutelsat Communications	19,286	194,353
Gaztransport Et Technigaz	1,103	105,806
Korian	4,491	126,591
Orange	454	5,091
Rubis SCA	3,313	108,984
Schneider Electric	810	98,469
SOITEC *	596	84,407
Solutions 30 *	4,530	80,708
Sopra Steria Group	1,287	152,938
SPIE	7,403	116,427
Valeo	2,342	70,999

		2,224,057

Germany — 2.4%
ADLER Group	3,140	78,883
Allianz	1,329	233,859
alstria office ‡	15,504	197,313
Aurubis	1,498	95,685
Bechtle	1,149	197,547
CompuGroup Medical & KgaA	835	71,529
CTS Eventim & KGaA	2,850	126,077
Dialog Semiconductor *	3,749	143,217
Duerr	4,550	130,589
E.ON	40,330	420,167
Encavis	4,790	94,140
Evotec *	4,392	116,072
Freenet	8,047	142,591
Gerresheimer	1,609	161,768
Grand City Properties	5,991	136,065
Hannover Rueck	43	6,241
HelloFresh *	5,096	272,690
HUGO BOSS	6,155	140,860

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Germany — continued
Hypoport *	171	$89,580
Infineon Technologies	3,891	108,074
MorphoSys *	1,222	124,986
ProSiebenSat.1 Media	14,355	160,307
Rational	127	95,199
Rheinmetall	2,111	154,279
Rocket Internet *	8,581	186,036
RWE	13,840	511,851
SAP	1,496	159,412
Shop Apotheke Europe *	480	79,910
Siemens	346	40,609
Siemens Energy *	173	3,788
Siltronic	986	93,470
Software	2,133	76,282
Stroeer & KGaA	1,569	113,152
TAG Immobilien	7,345	216,387
Varta *	620	77,672

		5,056,287

Hong Kong — 0.3%
A-Living Services, Cl H	4,500	18,944
China Construction Bank, Cl H	32,000	22,171
China Life Insurance, Cl H	15,000	32,702
China Merchants Bank, Cl H	13,500	70,548
China Mobile	6,500	39,708
China Petroleum & Chemical, Cl H	162,000	63,141
China Shenhua Energy, Cl H	34,500	59,828
China Telecom, Cl H	120,000	37,874
China Tower, Cl H	52,000	8,139
China Unicom Hong Kong	12,000	7,405
CNOOC	47,000	42,991
Country Garden Services Holdings	5,000	31,504
Longfor Group Holdings	32,000	175,738
Sunac China Holdings	3,000	11,132
Tencent Holdings	300	22,858
Xiaomi, Cl B *	6,800	19,468

		664,151

Indonesia — 0.0%
Adaro Energy	71,900	5,493

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Ireland — 0.0%
Glanbia	77	$733

Italy — 1.4%
A2A	54,043	68,842
ACEA	22,261	442,859
Amplifon	3,085	112,292
Assicurazioni Generali *	2,664	35,731
Azimut Holding	5,319	90,017
Banca Generali *	2,398	68,269
Banco BPM	84,501	153,373
Buzzi Unicem	2,742	59,419
De’ Longhi	3,020	96,853
Enel	54,970	438,059
ERG	22,220	505,228
Freni Brembo	11,171	116,152
Hera	22,605	71,085
IMA Industria Macchine Automatiche	1,052	82,763
Interpump Group	3,887	146,947
Iren	33,193	75,366
Italgas	12,983	75,165
Reply	958	103,241
STMicroelectronics	3,846	117,719
Telecom Italia	29,755	10,121
Unipol Gruppo	47,748	174,306

		3,043,807

Japan — 2.4%
Advantest	500	28,878
Anicom Holdings	2,400	25,320
Asahi Group Holdings	1,100	34,007
Canon	1,300	22,483
Capcom	600	32,862
Casio Computer	1,600	24,308
Central Japan Railway	600	72,344
Chugai Pharmaceutical	1,400	53,927
Concordia Financial Group	6,000	19,751
Daifuku	1,300	133,810
Dai-ichi Life Holdings	2,300	34,230
Daiichi Sankyo	2,100	55,285
Daikin Industries	300	56,151
Disco	100	26,948
eGuarantee	700	15,602

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Japan — continued
Fancl	1,100	$34,626
FANUC	400	84,936
Fuji Electric	1,100	33,367
Fuji Oil Holdings	1,100	34,718
Fujitsu	400	46,914
H2O Retailing	5,600	36,656
Harmonic Drive Systems	1,200	79,314
Hikari Tsushin	100	23,411
Hitachi	3,100	104,434
Hoya	400	45,305
Inpex	2,100	9,933
ITOCHU	5,600	134,264
Itochu Techno-Solutions	2,000	67,875
JCR Pharmaceuticals	1,600	41,421
Kakaku.com	900	23,894
KDDI	2,000	53,578
Keyence	700	317,387
Koito Manufacturing	1,000	48,197
Komatsu	500	11,237
Kubota	2,900	50,414
Meiko Electronics	1,300	22,238
Minebea	1,700	30,642
MISUMI Group	1,700	50,427
Mitsubishi	700	15,600
Mitsubishi Electric	8,100	104,226
Mitsubishi UFJ Financial Group	12,500	49,090
Mitsui Fudosan	2,300	39,087
Morinaga Milk Industry	1,100	52,923
MS&AD Insurance Group Holdings	1,200	32,738
Murata Manufacturing	800	55,797
NEC	2,500	125,923
NET One Systems	1,500	44,646
Nexon	500	13,967
Nidec	900	90,900
Nihon Unisys	900	26,559
Nippon Telegraph & Telephone	3,200	67,153
Nitori Holdings	400	82,552
Nittoku	700	24,719
Nomura Research Institute	1,600	47,207
NTT Data	9,500	107,086
Obic	200	35,554

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Japan — continued
Omron	2,000	$144,187
Open House	800	27,331
Oracle Japan	400	39,931
Otsuka	600	27,689
Otsuka Holdings	300	11,092
Pan Pacific International Holdings	1,900	40,426
Penta-Ocean Construction	4,400	27,923
Prored Partners *	600	26,993
Rakuten	1,500	14,547
Recruit Holdings	3,200	122,162
Renesas Electronics *	13,900	114,822
Rengo	5,100	39,300
Ricoh	7,200	47,200
Santen Pharmaceutical	3,500	62,179
SCSK	900	44,821
Seiko Epson	3,100	35,851
Seven & i Holdings	2,800	85,251
Shimadzu	1,000	28,548
Shimano	100	22,764
Shin-Etsu Chemical	500	66,764
SMC	300	158,999
SoftBank Group	900	58,512
Sony	1,000	83,236
Sumitomo Electric Industries	2,000	22,001
Sumitomo Metal Mining	600	18,576
Sumitomo Mitsui Financial Group	1,800	49,765
Suzuki Motor	3,700	158,601
Taiyo Holdings	400	20,946
Terumo	700	25,757
TIS	2,100	40,277
Tokyo Century	400	19,539
Tokyu	3,000	35,534
Toyota Motor	1,600	104,279
Trend Micro	1,000	56,125
Union Tool	600	17,750
W-Scope	2,200	14,035
Yamaha	500	23,651
Yaskawa Electric	1,100	42,814

		5,016,999

Netherlands — 1.0%
Aalberts	5,296	178,143

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Netherlands — continued
ASM International	1,287	$183,675
ASML Holding	23	8,326
ASR Nederland	6,437	195,987
BE Semiconductor Industries	3,404	137,573
Boskalis Westminster	5,318	107,143
Corbion	3,795	172,538
Euronext	2,610	273,181
IMCD	1,732	200,472
Intertrust	10,206	158,080
Koninklijke Ahold Delhaize	1,018	27,954
SBM Offshore	6,996	113,136
Signify	4,874	173,639
TKH Group	5,393	173,255

		2,103,102

Norway — 0.5%
Bakkafrost P	1,834	104,582
Entra	12,751	166,616
Leroy Seafood Group	13,479	63,293
NEL *	42,265	80,512
Salmar	1,917	96,882
Scatec Solar *	2,940	64,717
SpareBank 1 SR-Bank *	24,446	193,996
Subsea 7	29,518	195,019
TOMRA Systems	3,858	155,651

		1,121,268

Philippines — 0.0%
International Container Terminal Services	3,510	8,349

Portugal — 0.5%
EDP — Energias de Portugal	97,800	483,011
EDP Renovaveis	33,870	645,285

		1,128,296

Russia — 0.0%
LUKOIL PJSC ADR	470	24,012

South Africa — 0.0%
Anglo American Platinum	1,155	75,754

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

South Korea — 6.6%
Alteogen *	359	$50,606
Amorepacific	657	92,047
Celltrion *	1,716	369,073
Celltrion Healthcare *	1,270	95,554
CJ CheilJedang	188	60,070
Coway	1,049	63,975
Daelim Industrial	649	44,824
DB Insurance	1,056	41,247
E-MART	461	58,272
GS Engineering & Construction	1,663	39,438
Hana Financial Group	5,850	157,474
Hankook Tire & Technology	1,955	54,535
Hanmi Pharm	163	37,882
Hanon Systems	4,441	43,944
Hanwha Solutions	2,078	80,765
HLB *	827	67,069
Hotel Shilla	683	44,834
Hyundai Engineering & Construction	1,853	50,266
Hyundai Glovis	444	65,818
Hyundai Heavy Industries Holdings	241	45,713
Hyundai Mobis	1,249	248,895
Hyundai Motor	2,900	424,568
Hyundai Steel	2,073	53,200
Kakao	1,035	300,867
Kangwon Land	2,587	48,236
KB Financial Group	7,442	264,312
Kia Motors	5,011	224,690
KMW *	504	27,897
Korea Aerospace Industries	1,972	37,821
Korea Electric Power	4,981	87,737
Korea Investment Holdings	1,015	61,855
Korea Shipbuilding & Offshore Engineering *	807	56,062
Korea Zinc	188	63,585
KT&G	2,297	164,117
LG	1,976	117,673
LG Chemical	886	481,777
LG Display	5,247	65,598
LG Electronics	2,138	158,819
LG Household & Health Care	193	255,367
LG Innotek	303	40,827
LG Uplus	4,618	44,952
Lotte Chemical	359	74,161

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

South Korea — continued
Mirae Asset Daewoo	8,473	$63,093
NAVER	2,243	574,547
NCSoft	303	206,889
Netmarble	440	45,498
Orion	482	46,150
POSCO	1,403	258,180
Samsung Biologics *	303	183,411
Samsung C&T	1,605	156,913
Samsung Electro-Mechanics	1,058	124,771
Samsung Electronics	96,230	4,838,336
Samsung Fire & Marine Insurance	619	98,247
Samsung Heavy Industries *	9,773	43,797
Samsung Life Insurance	1,707	95,585
Samsung SDI	1,005	392,561
Samsung SDS	690	102,663
Samsung Securities	1,785	50,761
Seegene	321	74,741
Shin Poong Pharmaceutical *	618	69,186
Shinhan Financial Group	8,681	232,829
SK Holdings	664	107,569
SK Hynix	11,864	838,400
SK Innovation	1,080	120,591
SK Telecom	779	147,379
S-Oil	946	45,553
Woori Financial Group	11,317	88,975
Yuhan	1,036	54,627

		13,927,674

Spain — 1.3%
Acciona	5,169	521,851
ACS Actividades de Construccion y Servicios	3,438	81,442
Amadeus IT Group, Cl A	2,028	96,963
Banco de Sabadell	490,462	150,242
Iberdrola	40,680	478,588
Inmobiliaria Colonial Socimi	16,019	113,930
Masmovil Ibercom *	4,147	108,788
Merlin Properties Socimi	18,680	125,700
Pharma Mar	640	85,844
Siemens Gamesa Renewable Energy	26,530	749,875
Viscofan	2,867	193,511

		2,706,734

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Sweden — 2.3%
AAK	6,311	$122,892
AddTech, Cl B	9,806	108,616
AF Poyry	3,320	75,752
Atlas Copco, Cl B	2,054	78,793
Avanza Bank Holding	3,685	70,085
Axfood	3,693	85,862
Beijer Ref, Cl B	1,870	51,633
BillerudKorsnas	6,823	106,813
Bravida Holding	14,040	162,479
Bure Equity	1,060	30,853
Castellum	6,881	143,777
Dometic Group	12,921	139,512
Elekta, Cl B	9,853	115,323
Embracer Group, Cl B *	4,255	86,314
Fabege	9,032	114,113
Fastighets Balder, Cl B *	2,699	127,123
Getinge, Cl B	5,612	109,831
Hexagon, Cl B	1,219	89,140
Hexpol	15,113	133,229
Holmen, Cl B	3,217	122,068
Hufvudstaden, Cl A	9,361	122,428
ICA Gruppen	430	20,380
Industrivarden, Cl C	3,236	82,829
Indutrade	3,671	186,114
JM	1,860	53,718
Kindred Group	14,250	108,803
Kungsleden	22,517	191,425
Lifco, Cl B	948	69,504
Loomis, Cl B	3,751	83,937
Mycronic	3,357	70,830
NCC, Cl B	6,095	97,183
NetEnt	7,800	74,154
Nolato, Cl B	270	22,444
Nordic Entertainment Group, Cl B	4,599	164,721
Peab, Cl B	12,514	116,132
Saab, Cl B	3,967	91,336
Samhallsbyggnadsbolaget i Norden	31,597	87,230
Sinch *	1,033	98,687
SSAB, Cl B	33,940	91,902
Stillfront Group *	904	106,237
Sweco, Cl B	2,811	141,347
Swedish Orphan Biovitrum *	5,410	93,486

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Sweden — continued
Thule Group	7,122	$232,360
Vitrolife	2,838	69,018
Wallenstam, Cl B	4,369	57,950
Wihlborgs Fastigheter	10,196	183,975

		4,792,338

Switzerland — 2.0%
ABB	3,876	94,012
Allreal Holding	650	137,752
ALSO Holding	305	71,448
ams	7,683	165,100
Belimo Holding	16	118,930
BKW	207	20,656
Bucher Industries	481	185,648
Cembra Money Bank	1,715	190,641
Daetwyler Holding	246	55,039
DKSH Holding	1,489	95,696
dormakaba Holding	341	156,985
Emmi	107	101,147
Flughafen Zurich	1,110	149,784
Forbo Holding	102	155,956
Galenica	2,451	154,714
Georg Fischer	200	202,385
Helvetia Holding	1,743	136,659
Idorsia *	3,099	81,534
Interroll Holding	50	134,219
Novartis	1,282	99,938
OC Oerlikon	15,954	111,221
PSP Swiss Property	724	87,698
Roche Holding	371	119,381
SFS Group	636	59,519
Siegfried Holding	310	196,198
SIG Combibloc Group, Cl C	5,716	117,489
Softwareone Holding	2,310	56,972
Stadler Rail	1,019	40,618
Sulzer	1,961	143,992
Sunrise Communications Group	1,319	159,015
Tecan Group	590	280,347
VAT Group	847	158,892
Vontobel Holding	1,071	65,732
Zur Rose Group *	328	91,430

		4,196,747

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

Taiwan — 0.1%
Cathay Financial Holding	48,000	$64,281
China Development Financial Holding	59,000	17,234
CTBC Financial Holding	179,000	112,629
Fubon Financial Holding	12,000	17,018

		211,162

Turkey — 0.1%
Aselsan Elektronik Sanayi Ve Ticaret	2,643	5,304
BIM Birlesik Magazalar	8,483	67,807
Ford Otomotiv Sanayi	3,136	40,506

		113,617

United Kingdom — 0.5%
Auto Trader Group	4,053	30,385
Avast	12,568	77,463
AVEVA Group	822	45,787
Aviva	1,510	5,045
BAE Systems	10,168	52,220
Berkeley Group Holdings	1,089	57,062
BHP Group	217	4,200
British American Tobacco	277	8,765
Experian	3,668	133,954
Glanbia	11,017	103,967
GlaxoSmithKline	2,628	43,858
Segro	3,794	44,358
SSE	28,940	470,697
Tesco	16,865	44,797

		1,122,558

United States — 34.4%

Communication Services — 3.1%
Activision Blizzard	3,921	296,937
Alphabet, Cl A *	572	924,415
Alphabet, Cl C *	618	1,001,784
AT&T	14,536	392,763
Charter Communications, Cl A *	634	382,822
Comcast, Cl A	9,310	393,254
Electronic Arts *	1,001	119,950
Facebook, Cl A *	4,922	1,295,027
Live Nation Entertainment *	162	7,906
Match Group *	856	99,964

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

United States — continued

Communication Services — continued
Netflix *	887	$421,981
Omnicom Group	138	6,514
Snap, Cl A *	2,954	116,358
Spotify Technology *	73	17,512
T-Mobile US *	826	90,505
Twitter *	2,719	112,458
Verizon Communications	7,545	429,989
Walt Disney	3,741	453,596

		6,563,735

Consumer Discretionary — 3.7%
Amazon.com *	893	2,711,282
Aptiv	580	55,964
AutoNation *	150	8,509
AutoZone *	50	56,449
Best Buy	1,788	199,451
Booking Holdings *	106	171,985
Chipotle Mexican Grill, Cl A *	65	78,096
Dick’s Sporting Goods	1,118	63,335
Dollar General	1,559	325,379
Dollar Tree *	520	46,966
DR Horton	1,729	115,514
eBay	5,130	244,342
Expedia Group	107	10,074
Ford Motor	9,030	69,802
General Motors	2,920	100,828
Hilton Grand Vacations *	375	7,725
Hilton Worldwide Holdings	1,410	123,812
Home Depot	2,047	545,955
Lennar, Cl A	3,694	259,430
Lowe’s	3,155	498,805
Lululemon Athletica *	288	91,956
Marriott International, Cl A	1,256	116,657
McDonald’s	1,249	266,037
MercadoLibre *	100	121,405
NIKE, Cl B	2,108	253,129
O’Reilly Automotive *	180	78,588
Ross Stores	840	71,543
Starbucks	2,208	192,008
Target	1,160	176,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

United States — continued

Consumer Discretionary — continued
Tesla *	1,638	$635,610
TJX	2,700	137,160
Tractor Supply	31	4,130
VF	760	51,072
Yum! Brands	680	63,464

		7,953,037

Consumer Staples — 0.2%
Clorox	25	5,181
Conagra Brands	371	13,018
Costco Wholesale	37	13,232
Hain Celestial Group *	975	29,981
Kimberly-Clark	1,623	215,194
Kroger	2,403	77,401
Sprouts Farmers Market *	4,922	93,764

		447,771

Energy — 0.5%
Baker Hughes, Cl A	1,992	29,422
Chevron	4,038	280,641
ConocoPhillips	3,743	107,125
EOG Resources	2,889	98,919
Exxon Mobil	8,203	267,582
Kinder Morgan	8,677	103,256
Marathon Petroleum	1,240	36,580
Phillips 66	890	41,527
Schlumberger	5,876	87,788
Williams	4,928	94,568

		1,147,408

Financials — 5.5%
Allstate	3,088	274,060
Bank of America	79,575	1,885,927
Bank of New York Mellon	8,253	283,573
Citigroup	21,473	889,412
Citizens Financial Group	4,277	116,548
Comerica	1,419	64,579
Fidelity National Financial	244	7,635
Fifth Third Bancorp	11,190	259,832
First Republic Bank	1,658	209,140

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

United States — continued

Financials — continued
Goldman Sachs Group	3,138	$593,208
Hartford Financial Services Group	228	8,783
Huntington Bancshares	10,151	105,976
JPMorgan Chase	30,843	3,023,848
KeyCorp	9,686	125,724
M&T Bank	1,303	134,965
Morgan Stanley	12,097	582,471
Northern Trust	2,085	163,193
People’s United Financial	4,369	46,617
PNC Financial Services Group	4,306	481,755
Principal Financial Group	110	4,314
Regions Financial	9,484	126,137
State Street	3,572	210,391
SVB Financial Group *	507	147,385
Truist Financial	13,187	555,436
US Bancorp	13,982	544,599
Wells Fargo	37,843	811,732
Zions Bancorp	1,676	54,085

		11,711,325

Health Care — 0.7%
Alexion Pharmaceuticals *	2,255	259,641
Biogen *	16	4,033
Bristol-Myers Squibb	177	10,346
DaVita *	1,120	96,600
Edwards Lifesciences *	145	10,395
Eli Lilly	56	7,306
HCA Healthcare	545	67,548
Humana	673	268,715
Illumina *	40	11,708
Intuitive Surgical *	370	246,820
Johnson & Johnson	74	10,146
Molina Healthcare *	556	103,677
ResMed	51	9,789
Universal Health Services, Cl B	481	52,693
Veeva Systems, Cl A *	341	92,087
Vertex Pharmaceuticals *	695	144,810

		1,396,314

Industrials — 6.2%
3M	2,943	470,762

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

United States — continued

Industrials — continued
AMETEK	3,070	$301,474
Boeing	3,205	462,770
Carrier Global	4,983	166,382
Caterpillar	3,564	559,726
Cintas	881	277,119
Copart *	2,293	253,055
CoStar Group *	241	198,490
CSX	4,629	365,413
Cummins	1,541	338,850
Deere	1,815	410,027
Eaton	2,561	265,806
Emerson Electric	6,173	399,949
Equifax	398	54,367
Fastenal	3,432	148,365
FedEx	1,470	381,421
Fortive	1,964	120,982
Generac Holdings *	26	5,464
General Dynamics	1,543	202,642
General Electric	62,320	462,414
Honeywell International	3,972	655,181
Howmet Aerospace	1,267	21,856
Huntington Ingalls Industries	282	41,589
IHS Markit	2,340	189,236
Illinois Tool Works	1,370	268,356
Johnson Controls International	5,000	211,050
L3Harris Technologies	1,342	216,210
Landstar System	346	43,146
Lockheed Martin	1,171	410,002
ManpowerGroup	126	8,552
Norfolk Southern	1,633	341,493
Northrop Grumman	1,036	300,254
Otis Worldwide	2,470	151,362
PACCAR	2,046	174,688
Parker-Hannifin	1,626	338,793
Raytheon Technologies	9,118	495,290
Republic Services, Cl A	2,706	238,588
Rockwell Automation	928	220,047
Roper Technologies	653	242,485
Southwest Airlines	202	7,985
Stanley Black & Decker	2,017	335,225

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

United States — continued

Industrials — continued
Trane Technologies	1,447	$192,089
TransDigm Group	326	155,636
Uber Technologies *	7,089	236,844
Union Pacific	3,594	636,821
United Parcel Service, Cl B	3,555	558,526
Verisk Analytics, Cl A	936	166,580
Waste Connections	1,672	166,063
Waste Management	2,680	289,199

		13,158,624

Information Technology — 12.1%
Accenture, Cl A	1,780	386,100
Adobe *	1,752	783,319
Advanced Micro Devices *	2,020	152,086
Akamai Technologies *	1,545	146,960
Alteryx, Cl A *	264	33,092
Amdocs	1,335	75,267
Amphenol, Cl A	971	109,568
Analog Devices	1,264	149,822
ANSYS *	381	115,965
Apple	39,194	4,266,659
Applied Materials	3,055	180,948
Arista Networks *	787	164,404
Arrow Electronics *	2,582	201,112
Atlassian, Cl A *	76	14,563
Autodesk *	1,209	284,768
Automatic Data Processing	890	140,584
Booz Allen Hamilton Holding, Cl A	789	61,936
Broadcom	1,172	409,766
CACI International, Cl A *	478	99,677
Cadence Design Systems *	986	107,839
CDK Global	624	26,894
CDW	89	10,911
Ceridian HCM Holding *	657	56,647
Check Point Software Technologies *	800	90,848
Cisco Systems	14,838	532,684
Citrix Systems	733	83,027
Cognex	1,120	73,808
Cognizant Technology Solutions, Cl A	2,706	193,263
Corning	3,063	97,924

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

United States — continued

Information Technology — continued
Coupa Software *	210	$56,217
Crowdstrike Holdings, Cl A *	461	57,090
Dell Technologies, Cl C *	217	13,076
DocuSign, Cl A *	1,369	276,880
Dropbox, Cl A *	3,722	67,964
Elastic *	322	32,654
EPAM Systems *	136	42,017
Euronet Worldwide *	1,017	90,350
F5 Networks *	535	71,123
Fidelity National Information Services	1,555	193,737
First Solar *	8,500	739,882
Fiserv *	1,200	114,564
Five9 *	1,151	174,630
FLIR Systems	1,985	68,860
Fortinet *	903	99,664
Global Payments	904	142,597
GoDaddy, Cl A *	1,043	73,782
Guidewire Software *	279	26,815
Hewlett Packard Enterprise	5,616	48,522
HP	8,479	152,283
HubSpot *	592	171,721
Intel	8,986	397,900
International Business Machines	4,258	475,448
Intuit	578	181,885
IPG Photonics *	500	92,980
Juniper Networks	3,009	59,337
KLA	320	63,098
Lam Research	275	94,072
Leidos Holdings	796	66,068
Marvell Technology Group	2,582	96,851
Mastercard, Cl A	1,665	480,586
Maxim Integrated Products	70	4,875
Microchip Technology	1,139	119,686
Micron Technology *	2,220	111,755
Microsoft	17,731	3,589,996
Motorola Solutions	340	53,740
National Instruments	1,041	32,562
NortonLifeLock	1,797	36,964
NVIDIA	1,623	813,707
NXP Semiconductors	1,884	254,566

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

United States — continued

Information Technology — continued
Okta, Cl A *	1,145	$240,255
ON Semiconductor *	712	17,864
Oracle	8,263	463,637
Palo Alto Networks *	597	132,050
Paychex	1,467	120,661
Paycom Software *	40	14,564
PayPal Holdings *	2,289	426,052
Proofpoint *	698	66,827
PTC *	669	56,116
QUALCOMM	3,063	377,852
RealPage *	1,003	55,857
RingCentral, Cl A *	382	98,686
salesforce.com *	3,320	771,136
ServiceNow *	1,009	502,048
Shopify, Cl A *	286	264,673
Skyworks Solutions	586	82,796
Splunk *	956	189,326
Square, Cl A *	1,044	161,695
Synopsys *	558	119,334
TE Connectivity	1,189	115,190
Teradyne	827	72,652
Texas Instruments	2,374	343,257
Trade Desk, Cl A *	220	124,619
Trimble *	1,626	78,259
Twilio, Cl A *	710	198,069
Tyler Technologies *	270	103,783
VeriSign *	501	95,541
ViaSat *	179	6,068
Visa, Cl A	2,939	534,046
VMware, Cl A *	1,624	209,058
Vontier *	720	20,693
Workday, Cl A *	1,139	239,327
Xilinx	1,114	132,221
Zebra Technologies, Cl A *	315	89,347
Zendesk *	648	71,889
Zoom Video Communications, Cl A *	361	166,389
Zscaler *	793	107,650

		25,660,432

Materials — 0.6%
Air Products and Chemicals	449	124,032

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

United States — continued

Materials — continued
Ardagh Group, Cl A	1,404	$23,138
Ball	890	79,210
Corteva	2,140	70,577
Dow	2,080	94,619
DuPont de Nemours	2,080	118,310
Ecolab	523	96,018
Freeport-McMoRan	5,293	91,781
Linde	774	170,543
Newmont	2,210	138,876
PPG Industries	650	84,318
Reliance Steel & Aluminum	1,113	121,306
Sherwin-Williams	170	116,957

		1,329,685

Real Estate — 0.7%
Alexandria Real Estate Equities	697	105,609
American Tower	843	193,595
AvalonBay Communities ‡	799	111,165
Camden Property Trust	104	9,593
Crown Castle International	1,110	173,382
Digital Realty Trust	550	79,365
Equinix	213	155,754
Extra Space Storage	102	11,827
Prologis	1,620	160,704
Public Storage ‡	410	93,919
Realty Income	2,179	126,077
SBA Communications, Cl A	280	81,304
Simon Property Group	1,656	104,013
Welltower	2,034	109,368
Weyerhaeuser	1,940	52,943

		1,568,618

Utilities — 1.0%
Atlantica Sustainable Infrastructure	17,150	505,754
Avangrid	9,920	489,453
Clearway Energy, Cl C	19,900	560,384
NextEra Energy	7,040	515,398

		2,070,989

		73,007,938

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

		Value
TOTAL COMMON STOCK (Cost $109,721,729)		$126,467,663

CORPORATE OBLIGATIONS — 6.5%

	Face Amount

Communication Services — 0.3%
Baidu
Callable 03/07/2025 @ $100 3.075%, 04/07/2025	$200,000	212,102
Globo Comunicacao e Participacoes 4.875%, 01/22/2030	200,000	197,852
Turkcell Iletisim Hizmetleri
Callable 01/11/2028 @ $100 5.800%, 04/11/2028	200,000	193,332

		603,286

Energy — 0.9%
Cheniere Corpus Christi Holdings
Callable 05/18/2029 @ $100 3.700%, 11/15/2029	40,000	41,792
Ecopetrol 5.875%, 05/28/2045	60,000	65,442
Indika Energy Capital III Pte
Callable 11/09/2021 @ $103 5.875%, 11/09/2024	200,000	188,486
Korea National Oil 3.250%, 10/01/2025	200,000	220,778
Kosmos Energy
Callable 04/04/2022 @ $104 7.125%, 04/04/2026	200,000	166,140
Lukoil Securities BV 3.875%, 05/06/2030	200,000	212,020
Pertamina Persero MTN 6.450%, 05/30/2044	200,000	260,000
Pertamina Persero MTN
Callable 05/25/1930 @ $100 3.100%, 08/27/2030	200,000	206,728
ReNew Power Synthetic
Callable 03/12/2021 @ $105 6.670%, 03/12/2024	200,000	208,956

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Energy — continued
Saka Energi Indonesia 4.450%, 05/05/2024	$200,000	$184,009
Saudi Arabian Oil MTN 3.500%, 04/16/2029	200,000	220,657

		1,975,008

Financials — 2.6%
Banco de Credito e Inversiones 3.500%, 10/12/2027	200,000	216,934
Banco General
Callable 05/07/2027 @ $100 4.125%, 08/07/2027	200,000	222,502
Beijing State-Owned Assets Management Hong Kong 4.125%, 05/26/2025	200,000	216,024
BOC Aviation MTN
Callable 03/29/2025 @ $100 3.250%, 04/29/2025	200,000	208,800
Callable 06/17/1930 @ $100 2.625%, 09/17/2030	200,000	194,692
China Huadian Overseas Development Management
Callable 05/29/2024 @ $100 4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.782%,	400,000	417,174
CIMB Bank MTN 3.263%, 03/15/2022	250,000	257,435
CMT Pte MTN 3.609%, 04/04/2029	200,000	215,722
Dai-ichi Life Insurance
Callable 07/24/2026 @ $100 4.000%, VAR ICE LIBOR USD 3 Month+3.660%,	200,000	217,000
Grupo Aval
Callable 11/04/2029 @ $100 4.375%, 02/04/2030	200,000	194,700
Huarong Finance 2017 MTN
Callable 11/07/2022 @ $100 4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.983%,	200,000	202,250
Huarong Finance II MTN 5.000%, 11/19/2025	200,000	221,670
Metropolitan Bank & Trust MTN 2.125%, 01/15/2026	200,000	199,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Financials — continued
Mirae Asset Daewoo 2.625%, 07/30/2025	$200,000	$202,374
Mitsubishi UFJ Financial Group 2.193%, 02/25/2025	200,000	209,665
Mitsui Sumitomo Insurance
Callable 03/06/2029 @ $100 4.950%, VAR USD Swap Semi 30/360 5 Yr Curr+3.256%,	300,000	357,750
Mizuho Financial Group
Callable 09/13/2029 @ $100 2.869%, VAR ICE LIBOR USD 3 Month+1.310%, 09/13/2030	250,000	265,914
Callable 07/16/2022 @ $100 2.721%, VAR ICE LIBOR USD 3 Month+0.840%, 07/16/2023	200,000	207,040
NongHyup Bank MTN 1.250%, 07/20/2025	200,000	201,667
Oversea-Chinese Banking
Callable 09/10/2025 @ $100 1.832%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.580%, 09/10/2030	200,000	199,424
Sumitomo Mitsui Financial Group 2.348%, 01/15/2025	200,000	211,123
Sun Hung Kai Properties Capital Market MTN 3.750%, 02/25/2029	200,000	223,042
United Overseas Bank MTN
Callable 10/19/2023 @ $100 3.875%, VAR USD Swap Semi 30/360 5 Yr Curr+1.794%,	200,000	205,000
Callable 09/16/2021 @ $100 3.500%, VAR USD Swap Semi 30/360 5 Yr Curr+2.236%, 09/16/2026	200,000	203,442

		5,470,944

Industrials — 0.9%
China Minmetals
Callable 11/13/2022 @ $100 3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.717%,	600,000	610,783
CMB International Leasing Management MTN 3.000%, 07/03/2024	200,000	205,890
2.750%, 08/12/2030	200,000	194,564

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Industrials — continued
Elementia
Callable 12/02/2020 @ $103 5.500%, 01/15/2025	$200,000	$200,400
PSA Treasury Pte MTN
Callable 06/05/2029 @ $100 2.125%, 09/05/2029	600,000	621,059

		1,832,696

Materials — 0.5%
Braskem Netherlands Finance BV 4.500%, 01/31/2030	200,000	184,710
Chalco Hong Kong Investment
Callable 11/07/2021 @ $100 4.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.931%,	200,000	202,400
Chinalco Capital Holdings
Callable 09/11/2024 @ $100 4.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.788%,	200,000	204,089
Indonesia Asahan Aluminium Persero
Callable 02/15/2030 @ $100 5.450%, 05/15/2030	200,000	227,845
JSW Steel 5.375%, 04/04/2025	200,000	199,077
Southern Copper 3.875%, 04/23/2025	50,000	55,171

		1,073,292

Real Estate — 0.4%
Country Garden Holdings
Callable 04/08/2023 @ $104 7.250%, 04/08/2026	200,000	223,575
Goodman HK Finance MTN
Callable 04/22/2030 @ $100 3.000%, 07/22/2030	200,000	205,556
Longfor Group Holdings 3.950%, 09/16/2029	200,000	212,360
Yuzhou Properties
Callable 02/26/2022 @ $104 8.500%, 02/26/2024	200,000	208,085

		849,576

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Utilities — 0.9%
Cometa Energia
Callable 01/24/2035 @ $100 6.375%, 04/24/2035	$187,400	$207,311
Energuate Trust
Callable 05/03/2022 @ $103 5.875%, 05/03/2027	200,000	206,002
Infraestructura Energetica Nova
Callable 07/15/1950 @ $100 4.750%, 01/15/2051	200,000	187,900
Korea East-West Power 1.750%, 05/06/2025	200,000	206,546
Korea Electric Power MTN 2.500%, 06/24/2024	280,000	294,789
Minejesa Capital BV 5.625%, 08/10/2037	200,000	207,000
OmGrid Funding 5.196%, 05/16/2027	200,000	184,344
SP PowerAssets MTN 3.000%, 09/26/2027	200,000	219,222
Termocandelaria Power
Callable 01/30/2023 @ $104 7.875%, 01/30/2029	200,000	217,200

		1,930,314

TOTAL CORPORATE OBLIGATIONS
(Cost $13,456,973)		13,735,116

SOVEREIGN DEBT — 4.6%
Colombia Government International Bond 6.125%, 01/18/2041	300,000	387,150
5.200%, 05/15/2049	400,000	480,788
4.125%, 05/15/2051	200,000	209,300
3.125%, 04/15/2031	400,000	410,600
Dominican Republic International Bond 5.875%, 01/30/2060	310,000	296,050
Egypt Government International Bond 7.625%, 05/29/2032	1,160,000	1,173,456
Ghana Government International Bond 10.750%, 10/14/2030	500,000	612,214
8.125%, 03/26/2032	580,000	532,804

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

SOVEREIGN DEBT — continued

	Face Amount	Value
Ivory Coast Government International Bond 6.125%, 06/15/2033	$300,000	$302,537
5.750%, 12/31/2032	838,300	818,474
Kenya Government International Bond 8.000%, 05/22/2032	650,000	681,928
6.875%, 06/24/2024	550,000	582,049
Mexico Government International Bond 6.050%, 01/11/2040	1,000,000	1,256,380
4.750%, 03/08/2044	500,000	552,505
3.250%, 04/16/2030	560,000	578,637
Ukraine Government International Bond 7.750%, 09/01/2024	340,000	351,475
7.253%, 03/15/2033	490,000	459,990

TOTAL SOVEREIGN DEBT
(Cost $9,431,963)		9,686,337

EXCHANGE TRADED FUNDS — 3.6%

	Shares
iShares MSCI ACWI Fund	2,555	199,648
iShares MSCI South Korea Fund	3,500	227,150
VanEck Vectors Gold Miners Fund	194,800	7,303,052

TOTAL EXCHANGE TRADED FUNDS
(Cost $6,203,233)		7,729,850

PREFERRED STOCK — 0.4%

Germany — 0.0%
Jungheinrich **	1,350	49,063

South Korea — 0.4%
Hyundai Motor **	745	52,862
LG Household & Health Care **	339	206,340
Samsung Electronics **	14,698	652,297

		911,499

TOTAL PREFERRED STOCK
(Cost $883,098)		960,562

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

U.S. TREASURY OBLIGATION — 1.6%

	Face Amount	Value
U.S. Treasury Bills 0.090%, 12/17/2020 (A) (B)	$3,328,000	$3,327,636

TOTAL U.S. TREASURY OBLIGATION
(Cost $3,327,617)		3,327,636

TOTAL INVESTMENTS — 76.1%
(Cost $143,024,613)		$161,907,164

Percentages are based on Net Assets of $212,791,644.

*	Non-income producing security.
**	There is currently no rate available.
‡	Real Estate Investment Trust.
(A)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

ACWI — All Country World Index

ADR — American Depositary Receipt

AUD — Australian Dollar

CAC — Cotation Assistee en Continu (continuous assisted quotation)

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CNY — Chinese Yuan

EAFE — Europe, Australasia and Far East

EUR — Euro

FTSE — Financial Times Stock Exchange

GBP — British Pound

IBEX — International Business Exchange

ICE — Intercontinental Exchange

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NASDAQ— National Association of Securities Dealers and Automated Quotations

NOK — Norwegian Krone

PJSC — Public Joint Stock Company

S&P — Standard & Poor’s

SEK — Swedish Krona

STOXX — Eurozone Stock Index

TOPIX — Tokyo Stock Price Index

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Morgan Stanley	12/16/20	USD	7,465,088	CNY	50,440,000	$38,380
Morgan Stanley	12/16/20	USD	6,037,592	AUD	8,280,000	(216,081)
Morgan Stanley	12/16/20	USD	3,623,360	CAD	4,780,000	(34,683)
Morgan Stanley	12/16/20	USD	2,566,852	CHF	2,330,000	(21,985)
Morgan Stanley	12/16/20	USD	16,900,897	EUR	14,220,000	(320,587)
Morgan Stanley	12/16/20	USD	4,722,107	GBP	3,690,000	60,064
Morgan Stanley	12/16/20	USD	32,102,282	JPY	3,401,933,000	413,580
Morgan Stanley	12/16/20	KRW	3,769,200,000	USD	3,175,480	(139,746)
Morgan Stanley	12/16/20	SEK	32,580,000	USD	3,727,611	63,973
Morgan Stanley	12/16/20	NOK	9,700,000	USD	1,096,219	80,318

						$(76,767)

The open futures contracts held by the Fund at October 31, 2020, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount†	Value	Unrealized Appreciation/ (Depreciation)
CAC40 10 Euro Index	56	Nov-2020	$3,252,044	$2,993,606	$(231,330)
E-MINI Russell 1000 Index	(32)	Dec-2020	(1,896,968)	(1,835,040)	61,928
Euro STOXX 50	17	Dec-2020	666,153	585,852	(72,514)
FTSE China A50	497	Nov-2020	7,793,630	7,791,469	(2,161)
IBEX	39	Nov-2020	3,154,721	2,924,353	(203,602)
MSCI EAFE Index	(29)	Dec-2020	(2,754,344)	(2,586,655)	167,689
MSCI Emerging Markets	(26)	Dec-2020	(1,430,577)	(1,432,470)	(1,893)
NASDAQ 100 Index E-MINI	2	Dec-2020	446,152	441,850	(4,302)
S&P 500 Index E-MINI	(36)	Dec-2020	(5,985,545)	(5,876,460)	109,085
TOPIX Index	2	Dec-2020	299,093	300,492	(2,999)

			$3,544,359	$3,306,997	$(180,099)

†	The foreign exchange rate for the contract notional amounts are based on prevailing exchange rates on the date the respective contracts were opened.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

The following table summarizes the inputs used as of October 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Austria	$—	$420,774	$—	$420,774
Belgium	—	500,533	—	500,533
Brazil	92,287	—	—	92,287
Canada	152,395	—	—	152,395
Chile	431,148	—	—	431,148
China	213,528	—	—	213,528
Denmark	—	2,805,870	—	2,805,870
Finland	—	1,300,052	—	1,300,052
France	—	2,224,057	—	2,224,057
Germany	—	5,056,287	—	5,056,287
Hong Kong	—	664,151	—	664,151
Indonesia	—	5,493	—	5,493
Ireland	—	733	—	733
Italy	—	3,043,807	—	3,043,807
Japan	—	5,016,999	—	5,016,999
Netherlands	—	2,103,102	—	2,103,102
Norway	—	1,121,268	—	1,121,268
Philippines	—	8,349	—	8,349
Portugal	—	1,128,296	—	1,128,296
Russia	24,012	—	—	24,012
South Africa	—	75,754	—	75,754
South Korea	—	13,927,674	—	13,927,674
Spain	—	2,706,734	—	2,706,734
Sweden	—	4,792,338	—	4,792,338
Switzerland	—	4,196,747	—	4,196,747
Taiwan	—	211,162	—	211,162
Turkey	—	113,617	—	113,617
United Kingdom	—	1,122,558	—	1,122,558
United States	73,007,938	—	—	73,007,938

Total Common Stock	73,921,308	52,546,355	—	126,467,663

Corporate Obligations	—	13,735,116	—	13,735,116
Sovereign Debt	—	9,686,337	—	9,686,337
Exchange Traded Funds	7,729,850	—	—	7,729,850
Preferred Stock	—	960,562	—	960,562
U.S. Treasury Obligation	—	3,327,636	—	3,327,636

Total Investments in Securities	$81,651,158	$80,256,006	$—	$161,907,164

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts*
Unrealized Appreciation	$—	$656,315	$—	$656,315
Unrealized Depreciation	—	(733,082)	—	(733,082)
Futures Contracts*
Unrealized Appreciation	338,702	—	—	338,702
Unrealized Depreciation	(518,801)	—	—	(518,801)

Total Other Financial Instruments	$(180,099)	$(76,767)	$—	$(256,866)

*Forward	contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “— “ are $0.

For the year ended October 31, 2020 there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $143,024,613)	$161,907,164
Foreign Currency Deposits with Broker for Futures Contracts (Cost $1,150,632)	1,150,632
Foreign Currency, at Value (Cost $949,210)	996,698
Cash	46,936,602
Cash Pledged as Collateral for Forward Foreign Currency Contracts	2,120,000
Receivable for Investment Securities Sold	869,374
Unrealized Appreciation on Forward Foreign Currency Contracts	656,315
Dividend and Interest Receivable	436,228
Receivable for Capital Shares Sold	349,739
Reclaim Receivable	128,013
Variation Margin Receivable	29,961
Unrealized Appreciation on Foreign Spot Currency Contracts	53
Other Prepaid Expenses	12,063

Total Assets	215,592,842

Liabilities:
Cash Collateral for Futures due to Broker	1,157,085
Unrealized Depreciation on Forward Foreign Currency Contracts	733,082
Payable for Investment Securities Purchased	664,874
Payable due to Investment Adviser	67,273
Payable due to Administrator	22,350
Shareholder Servicing Fees Payable	12,613
Chief Compliance Officer Fees Payable	2,429
Payable due to Trustees	501
Unrealized Depreciation on Foreign Spot Currency Contracts	34
Other Accrued Expenses and Other Payables	140,957

Total Liabilities	2,801,198

Net Assets	$212,791,644

NET ASSETS CONSIST OF:
Paid-in Capital	$202,403,582
Total Distributable Earnings	10,388,062

Net Assets	$212,791,644

Institutional Shares:
Net Assets	$195,262,586
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	17,621,704
Net Asset Value, Offering and Redemption Price Per Share	$ 11.08

Investor Servicing Shares:
Net Assets	$ 17,529,058
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	1,583,228
Net Asset Value, Offering and Redemption Price Per Share	$ 11.07

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2020
Investment Income:
Dividends	$2,707,434
Interest	1,607,520
Less: Foreign Taxes Withheld	(144,479)

Total Investment Income	4,170,475

Expenses:
Investment Advisory Fees	1,570,102
Administration Fees	251,216
Shareholder Servicing Fees, Investor Shares	19,971
Trustees’ Fees	18,036
Chief Compliance Officer Fees	7,191
Custodian Fees	164,280
Pricing Fees	106,760
Transfer Agent Fees	58,986
Registration and Filing Fees	42,596
Printing Fees	42,508
Legal Fees	38,427
Audit Fees	29,027
Other Expenses	29,321

Total Expenses	2,378,421

Less:
Waiver of Investment Advisory Fees	(788,351)

Net Expenses	1,590,070

Net Investment Income	2,580,405

Net Realized Gain (Loss) on:
Investments	(9,925,693)
Futures Contracts	5,972,410
Forward Foreign Currency Contracts	1,649,392
Foreign Currency Transactions	(223,786)

Net Realized Loss	(2,527,677)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	7,869,709
Futures Contracts	(200,236)
Forward Foreign Currency Contracts	(560,955)
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	50,638

Net Change in Unrealized Appreciation (Depreciation)	7,159,156

Net Realized and Unrealized Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	4,631,479

Net Increase in Net Assets Resulting from Operations	$7,211,884

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$2,580,405	$4,002,206
Net Realized Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,527,677)	(6,479,670)
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Forward Foreign Currency Contracts, Foreign Currency Transactions and Translation of Other Assets, Foreign Capital Gains Tax on Appreciated Securities and Liabilities Denominated in Foreign Currencies	7,159,156	13,074,246

Net Increase in Net Assets Resulting From Operations	7,211,884	10,596,782

Distributions:
Institutional Shares	(3,171,282)	(4,996,211)
Investor Servicing Shares	(227,628)	(133,060)

Total Distributions	(3,398,910)	(5,129,271)

Capital Share Transactions:(1)
Institutional Shares
Issued	11,485,130	27,402,598
Reinvestment of Distributions	2,862,740	4,591,423
Redeemed	(30,044,286)	(34,732,445)

Net Institutional Shares Transactions	(15,696,416)	(2,738,424)

Investor Servicing Shares
Issued	2,847,797	16,170,442
Reinvestment of Distributions	224,967	128,747
Redeemed	(1,903,038)	(3,581,281)

Net Investor Servicing Shares Transactions	1,169,726	12,717,908

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(14,526,690)	9,979,484

Total Increase (Decrease) in Net Assets	(10,713,716)	15,446,995

Net Assets:
Beginning of Year	223,505,360	208,058,365

End of Year	$212,791,644	$223,505,360

(1)	See Note 9 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Year/Period
			Institutional Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Net Asset Value, Beginning of Year/Period	$10.87	$10.56	$11.59	$10.51	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.13	0.20	0.16	0.18	0.14
Net Realized and Unrealized Gain (Loss)	0.25	0.37	(0.54)	1.14	0.37

Total from Investment Operations	0.38	0.57	(0.38)	1.32	0.51

Dividends and Distributions:
Net Investment Income	(0.17)	(0.03)	(0.21)	(0.13)	–
Net Realized Gains	–	(0.23)	(0.44)	(0.11)	–

Total Dividends and Distributions	(0.17)	(0.26)	(0.65)	(0.24)	–

Net Asset Value, End of Year/Period	$11.08	$10.87	$10.56	$11.59	$10.51

Total Return†	3.46%	5.66%	(3.60)%	12.79%	5.10%‡

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$195,263	$207,452	$204,939	$157,511	$101,773
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.67%	0.50%	0.50%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.13%	1.13%	1.13%	1.17%	1.48%††
Ratio of Net Investment Income to Average Net Assets	1.24%	1.88%	1.46%	1.66%	2.10%††
Portfolio Turnover Rate	144%	119%	109%	124%	90%‡

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	The Fund commenced operations on March 2, 2016.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover and total return are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)
	Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Year/Period
			Investor Servicing Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Net Asset Value, Beginning of Year/Period	$10.86	$10.55	$11.60	$10.53	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.12	0.18	0.16	0.17	0.14
Net Realized and Unrealized Gain (Loss)	0.25	0.38	(0.57)	1.14	0.39

Total from Investment Operations	0.37	0.56	(0.41)	1.31	0.53

Dividends and Distributions:
Net Investment Income	(0.16)	(0.02)	(0.20)	(0.13)	–
Net Realized Gains	–	(0.23)	(0.44)	(0.11)	–

Total Dividends and Distributions	(0.16)	(0.25)	(0.64)	(0.24)	–

Net Asset Value, End of Year/Period	$11.07	$10.86	$10.55	$11.60	$10.53

Total Return†	3.34%	5.58%	(3.81)%	12.67%	5.30%‡

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$17,529	$16,053	$3,119	$552	$106
Ratio of Expenses to Average Net Assets	0.87%	0.90%	0.87%	0.56%	0.50%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.25%	1.28%	1.30%	1.16%	1.48%††
Ratio of Net Investment Income to Average Net Assets	1.11%	1.69%	1.39%	1.55%	2.08%††
Portfolio Turnover Rate	144%	119%	109%	124%	90%‡

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	The Fund commenced operations on March 2, 2016.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover and total return are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the PineBridge Dynamic Asset Allocation Fund (the “Fund”). The investment objective of the Fund is to seek total return. The Fund is classified as a diversified investment company. PineBridge Investments LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Shares and Investor Servicing Shares. The Fund commenced operations on March 2, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Fund enters into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year is presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2020.

For the year ended October 31, 2020, the average quarterly balances of forward foreign currency exchange contracts were as follows:

Average Quarterly Notional Contracts Purchased	$(69,137,169)
Average Quarterly Notional Contracts Sold	10,169,726

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2020. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2020.

For the year ended October 31, 2020, the average quarterly notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Long	$16,499,293
Average Quarterly Notional Balance Short	(27,695,530)

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of October 31, 2020, was as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Equity contracts	Unrealized appreciation on futures contracts	$338,702	*	Unrealized depreciation on futures contracts	$518,801	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	656,315		Unrealized depreciation on forward foreign currency contracts	733,082

Total Derivatives not accounted for as hedging instruments		$995,017			$1,251,883

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets & Liabilities.

The effective of derivative instruments on the Statement of Operations for the year ended October 31, 2020, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$ –	$ 1,649,392	$ 1,649,392
Equity contracts	6,522,967	—	6,522,967
Interest rate contracts	(550,557)	—	(550,557)

Total	$ 5,972,410	$ 1,649,392	$ 7,621,802

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$ –	$(560,955)	$(560,955)
Equity contracts	(56,308)	—	(56,308)
Interest rate contracts	(143,928)	—	(143,928)

Total	$(200,236)	$(560,955)	$(761,191)

4. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

The following is a summary of derivatives subject to master netting agreements and the collateral (received)/pledged by counterparty in connection with the master netting agreements as of October 31, 2020:

Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Collateral Pledged or (Received)†	Net Amount‡
	Forward Foreign Currency Contracts
Morgan Stanley	$656,315	$(733,082)	$(76,767)	$76,767	$-

†	Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡	Represents receivable from/payable to counterparty in the event of default.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2020, the Fund paid $251,216 for these services.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Servicing Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2020, the Investor Servicing Shares paid $19,971 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser had contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of the Fund’s Investor Servicing Shares and Institutional Shares until April 30, 2021 (the “Expense Limitation”). Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2020. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2021. The fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Adviser were $841,882, $809,048 and $788,351 expiring in 2021, 2022 and 2023, respectively.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended October 31, 2020, were as follows:

Purchases
U.S. Government	$8,727,100
Other	243,601,501
Sales
U.S. Government	$19,343,801
Other	268,110,844

9. Share Transactions:

	Year Ended October 31, 2020	Year Ended October 31, 2019
Institutional Shares
Issued	1,055,889	2,601,812
Reinvestment of Distributions	254,466	465,991
Redeemed	(2,781,961)	(3,385,363)

Total Institutional Shares Transactions	(1,471,606)	(317,560)

Investor Servicing Shares
Issued	264,153	1,503,446
Reinvestment of Distributions	19,997	13,067
Redeemed	(179,583)	(333,408)

Total Investor Servicing Shares Transactions	104,567	1,183,105

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(1,367,039)	865,545

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to investments in foreign currency, paydown adjustments, REIT adjustments, PFIC adjustments and Perpetual Bond adjustments. As of October 31, 2020, the Fund has no permanent reclassifications credited or charge to Paid-in-capital and Distributable earnings.

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ASSET ALLOCATION FUND
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The tax character of dividends or distributions declared during the years ended October 31.

	Ordinary Income	Long-Term Capital Gain	Total
2020	$3,398,910	$—	$3,398,910
2019	522,155	4,607,116	5,129,271

As October 31, 2020 of the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,817,414
Capital Loss Carryforwards – Short-Term	(7,813,266)
Unrealized Appreciation	15,384,156
Other Temporary Differences	(242)

Total Distributable Earnings	$10,388,062

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and retain their character as either short-term or long-term capital losses.

For Federal income tax purposes, the difference between Federal tax cost and book cost are primarily due to PFIC, perpetual bonds and wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$146,134,431	$23,653,602	$ (8,269,446)	$15,384,156

11. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Asset Allocation Risk – The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Mid-Capitalization Company Risk – Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign

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investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The

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Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that a security may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the

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purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Collateralized Debt Obligations Risk – The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Collateralized Loan Obligation Risk. The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Collateralized Bond Obligation Risk. The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Foreign Sovereign Debt Securities Risk – The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Obligations Risk – The Fund’s investments in bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks.

Prepayment and Extension Risk – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Portfolio Turnover Risk – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Active Trading Risk – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Affiliated Fund Risk – Due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s assets in pooled investment vehicles sponsored or managed by the Adviser or its affiliates in lieu of investments directly in portfolio securities, or in lieu of investments in pooled investment vehicles sponsored or managed by others.

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Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in pooled investment vehicles sponsored or managed by the Adviser or its affiliates.

Unregistered Funds Risk – Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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OCTOBER 31, 2020

and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Repurchase Agreements Risk – Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Reverse Repurchase Agreements Risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Securities Lending Risk – Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value (“NAV”) while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

12. Other:

At October 31, 2020, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Institutional Shares	3	72%
Investor Servicing Shares	1	98%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning

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ASSET ALLOCATION FUND
OCTOBER 31, 2020

after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

14. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and the

Shareholders of PineBridge Dynamic Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PineBridge Dynamic Asset Allocation Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund III) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended October 31, 2017 and the period from March 2, 2016 (commencement of operations) through October 31, 2016, were audited by other auditors whose report dated December 26, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PineBridge Investments LLC investment companies since 2018.

Philadelphia, Pennsylvania

December 29, 2020

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2020 to October 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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OCTOBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
PineBridge Dynamic Asset Allocation Fund - Institutional
Actual Portfolio Return	$1,000.00	$1,122.60	0.75%	$4.00
Hypothetical 5% Return	1,000.00	1,021.37	0.75	3.81
PineBridge Dynamic Asset Allocation Fund - Investor Servicing
Actual Portfolio Return	$1,000.00	$1,121.60	0.84%	4.48
Hypothetical 5% Return	1,000.00	1,020.91	0.84	4.27

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by184/366 (to reflect the one-half year period shown.)

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 34 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Mr. Doran is a Trustee who may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

None.

None.

None.

None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 10, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “September Meeting”). The September Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the September Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the September Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the September Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the September Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the September Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income (2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)	Qualified Business Income(7)
100.00%	0.00%	100.00%	44.10%	88.76%	1.78%	5.50%	0.00%	0.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2020. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2020.

7.	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2020. Complete information will be computed and reported with your 2020 Form 1099-DIV.

PineBridge Investments

Park Avenue Tower

65 East 55th Street

New York, NY 10022

1-877-225-4164

Investment Adviser:

PineBridge Investments LLC

399 Park Avenue, 4th Floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PBI-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	None	$607,218	$530,415	None	None
(b)	Audit-Related Fees	4,000	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$505,050	None	None	$78,700
(d)	All Other Fees	None	None	$15,941	None	None	$11,800

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$76,830	None	None	$56,231	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $520,991 and $90,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the s period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 7, 2021

*	Print the name and title of each signing officer under his or her signature.